EXHIBIT 32.2

SECTION 906 CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER OF LF GEORGE HOLDINGS, INC.

In connection with the accompanying Quarterly Report on Form 10-Q of LF George Holdings, Inc. for the quarter ended December 31, 2014, the undersigned, Henry Lam, President and Chief Executive Officer of LF George Holdings, Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	such Quarterly Report on Form 10-Q for the quarter ended December 31, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)

the information contained in such Quarterly Report on Form 10-Q for the quarter ended December 31, 2014 fairly presents, in all material respects, the financial condition and results of operations of LF George Holdings, Inc.

Date: February 20, 2015	By:	/s/ Henry Lam
Henry Lam
Chief Financial Officer (principal financial officer and principal accounting officer)